                            ORMAT TECHNOLOGIES, INC.
                            DIRECTOR'S COMPENSATION

FEES                                                           IN U.S. DOLLARS
------------------------------------------------------------------------------
Director Retainer                                                      $25,000
------------------------------------------------------------------------------
Board meeting fee

-    In person                                                          $2,500

-    Joining by telephone to an "in person" meeting                     $1,000

-    Telephonic                                                           $500
------------------------------------------------------------------------------
Committee meeting fee

-    In person                                                          $1,500

-    Telephonic                                                           $500
------------------------------------------------------------------------------
Committee Chair

Audit Committee                                                         $7,500
------------------------------------------------------------------------------
EXPENSE REIMBURSEMENT

Reimbursement of travel and lodging expenses for Board Meetings
------------------------------------------------------------------------------
OPTIONS GRANTS

     -   Initial Grant (market price at date of grant;
exercisable 12 months from date of grant)                                7,500

     -   Annually from second year (at market price on
day of grant)                                                            5,000